EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED APRIL 26, 2013 TO

PROSPECTUS DATED JULY 31, 2012

1.	The following replaces the paragraph under MANAGEMENT — Investment Adviser and Portfolio Managers of the Large Cap Value Fund on page 20 of the Prospectus:

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Large Cap Value Fund. Douglas McEldowney, CFA, and Donna Renaud, CFA, each a Senior Vice President of Northern Trust Investments, Inc., and Alec Harrell, CFA, a Vice President of Northern Trust Investments, Inc., have been managers of the Fund since August 2008, March 2007 and April 2013, respectively.

2.	The following replaces the seventh paragraph under FUND MANAGEMENT on page 35 of the Prospectus:

The managers for the Large Cap Value Fund are Douglas McEldowney, CFA, and Donna Renaud, CFA, each a Senior Vice President of Northern Trust Investments, Inc., and Alec Harrell, CFA, a Vice President of Northern Trust Investments, Inc. Mr. McEldowney has been manager since August 2008, Ms. Renaud since March 2007 and Mr. Harrell since April 2013. Mr. McEldowney joined Northern Trust Investments, Inc. in 2006, Ms. Renaud joined in August 2004, and Mr. Harrell joined in August 2007. Since joining Northern Trust Investments, Inc., each portfolio manager has managed various equity and fixed-income portfolios.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT (04/13)

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

Supplement dated April 26, 2013 to Statement of Additional Information dated July 31, 2012

1.	The disclosure as to the portfolio managers of the Large Cap Value Fund in the table under the section entitled “PORTFOLIO MANAGERS” beginning on page 88 of the SAI is replaced with the following disclosure:

Fund	Portfolio Manager(s)
Large Cap Value Fund	Douglas McEldowney, Donna Renaud and Alec Harrell

2.	The following disclosure is added under the section entitled “PORTFOLIO MANAGERS–Accounts Managed by the Portfolio Managers” beginning on page 89 of the SAI:

The table below discloses the accounts within each type of category listed below for which Alec Harrell, CFA, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)

Northern Funds:	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

3.	The following disclosure, as of April 26, 2013, is added under the section entitled “PORTFOLIO MANAGERS-Disclosure of Securities Ownership” beginning on page 97 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

Alec Harrell, CFA	Large Cap Value Fund	$10,001-$50,000

4.	Effective April 1, 2013, Betsy Turner is no longer a portfolio manager of the Large Cap Value Fund. All references to Ms. Turner in the Statement of Additional Information are hereby deleted.